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                      [LETTERHEAD OF BROMBERG & ASSOCIATE]




July 11, 2000



                               LETTER OF CONSENT




Board of Directors
Yapalot Communications Holdings Inc.

This letter shall serve as a letter of consent to include our Audited Statements for the period ended April 30, 2000 of Yapalot Communications Holdings Inc. and Yapalot Communications Inc.

Bromberg & Associate hereby consent the use of it's Audited Statements to be filed under Form 10SB with the United States Securities and Exchange Commission.






                                                /s/ Bromberg & Associate
                                                 CHARTERED ACCOUNTANTS


TORONTO, CANADA
July 11, 2000